UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2026

CAREDX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8000 Marina Boulevard
Brisbane, California 94005
(Address of Principal Executive Offices) (Zip Code)
(415) 287-2300
Registrant’s telephone number, including area code
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 24, 2026, CareDx, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02, including the press release attached hereto as Exhibit 99.1, is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of the Company has appointed Keith Kennedy as the Company’s Chief Financial Officer and Chief Operating Officer, effective as of February 26, 2026. In connection with such appointment, Mr. Kennedy has also been designated as the Company’s “principal financial officer” and “principal accounting officer” for purposes under the Securities Exchange Act of 1934, as amended.

Mr. Kennedy, age 56, has served as the Company’s Chief Operating Officer since September 2024. Prior to joining the Company, Mr. Kennedy served as the Chief Financial Officer of PharmaLogic Holdings Corp from April 2022 to September 2024. Mr. Kennedy served as Veractye, Inc.’s Chief Operating Officer from July 2019, as well as its Chief Financial Officer from December 2016, until his retirement in May 2021, as well as its Secretary from November 2017 to July 2020. Prior to joining Veracyte, Mr. Kennedy provided strategic counsel and consulting services from his consulting practice from September 2015 to November 2016, including advisory services to Pennant Park Investment Advisors. Mr. Kennedy served as President, Chief Executive Officer and Director of MCG Capital Corporation, a publicly traded business development company, from April 2014 until its merger with Pennant Park Floating Rate Capital Ltd in August 2015. Mr. Kennedy joined MCG Capital Corporation in February 2012 as an Executive Vice President and Managing Director, served as its Chief Financial Officer and Treasurer from May 2012 to March 2014, and its President from March to April 2014. Prior to MCG, Mr. Kennedy served as a Managing Director at GE Capital, a Manager of Transaction Services at Ernst & Young LLP and as an Officer in the U.S. Air Force. Mr. Kennedy holds a B.S. in Accounting with high distinction from Indiana University and holds an M.B.A. from the College of William & Mary. Mr. Kennedy is a Chartered Financial Analyst and Certified Public Accountant.

There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Kennedy. Mr. Kennedy was not selected to serve as the Company’s Chief Financial Officer pursuant to any arrangement or understanding with any person.

On February 24, 2026, the Company announced Nathan Smith resigned from his position as the Company’s Chief Financial Officer for personal reasons, effective as of the close of business on February 25, 2026 (the “Separation Date”). The conclusion of Mr. Smith’s employment is not a result of any disagreement regarding the Company’s financial statements or disclosures.

In connection with Mr. Smith’s separation, the Company will enter into a customary separation and release agreement with Mr. Smith on or about the Separation Date (the “Release Agreement”) pursuant to which Mr. Smith will receive (i) a lump-sum cash payment in an amount equal to nine months of his base salary, as in effect immediately prior to the Separation Date, (ii) payment of Mr. Smith’s 2025 bonus in the amount of $91,643, (iii) subject to Mr. Smith’s election of continuation coverage under COBRA, reimbursement of the COBRA premiums for nine months from the Separation Date (or, if earlier, the date on which Mr. Smith and/or his eligible dependents become covered under similar plans) and (iv) vesting of 5,840 restricted stock units, representing pro rata vesting during the period of Mr. Smith’s employment with the Company through the Separation Date.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Release Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2026.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are based upon information that is currently available to the Company and its current expectations, speak only as of the date hereof, and are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including general economic and market factors and other risks discussed in the Company’s filings with the SEC, including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 to be filed by the Company with the SEC on February 25, 2026, and other reports that the Company has filed with the SEC. Any of these may cause the Company’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01 Regulation FD Disclosure.
The Company is posting an updated corporate presentation (the “Corporate Presentation”) on its website. The Corporate Presentation is current as of February 24, 2026, and the Company disclaims any obligation to update this material in the future.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by CareDx, Inc., dated February 24, 2026.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREDX, INC.

Date: February 24, 2026	By:	/s/ JOHN HANNA
John W. Hanna
President, Chief Executive Officer and Director